EXHIBIT 99.1

Editorial Contact: Thomas Stites Mindspeed Technologies, Inc. (949) 579-3650	Investor Relations Contact: Timea Parris Mindspeed Technologies, Inc. (949) 579-6283
MINDSPEED® REPORTS FISCAL 2005 FOURTH QUARTER RESULTS
Delivers Revenues of $31.1 Million, Up 12 Percent Sequentially;
Makes Significant Progress Toward Profitability

NEWPORT BEACH, Calif., Oct. 24, 2005 – Mindspeed Technologies, Inc. (NASDAQ: MSPD), a leading supplier of semiconductor solutions for network infrastructure applications, today announced revenues of $31.1 million for the fourth quarter of fiscal 2005, which ended Sept. 30, 2005, up 12 percent over the $27.7 million reported in the third quarter of fiscal 2005, achieving the high end of its revised expectations of approximately 8-to-12 percent sequential quarterly revenue growth.
     Revenues from multiservice access voice-over-IP (VoIP) solutions declined one percent sequentially over the prior quarter, contributing 28 percent of total fourth quarter revenues. Revenues from high-performance analog devices grew three percent sequentially and represented 23 percent of total quarterly revenues. Revenues from WAN communications products, including T/E carrier transmission devices and ATM/MPLS network processor solutions, increased 27 percent sequentially to 49 percent of total quarterly revenues.
     “We are very pleased to have achieved the high end of our revenue expectations in the fourth fiscal quarter of 2005,” said Raouf Halim, Mindspeed’s chief executive officer. “Most important, we made significant progress on our path to profitability, reducing our pro forma operating loss by 44 percent to $4.5 million dollars. Our book-to-bill ratio improved over the prior quarter and conditions continued to strengthen worldwide for our end markets.”
     Gross margin for the fourth quarter of fiscal 2005 was $21.9 million, or 70 percent of revenues. Mindspeed’s pro forma operating loss for the fourth quarter of fiscal 2005 was $4.5 million, a reduction of 44 percent from the pro forma operating loss of $8 million reported in the

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	2

third quarter of fiscal 2005. Presented on a GAAP basis, Mindspeed’s operating loss for the fourth quarter was $4.6 million, as compared to $8.7 million in the prior quarter.
     Mindspeed’s pro forma net loss for the fourth quarter of fiscal 2005 was $4.1 million, or $0.04 per share, based on approximately 103.2 million average shares outstanding, compared to the pro forma net loss of $8.8 million, or $0.09 per share, in the prior quarter based on approximately 102.7 million average shares outstanding. Presented on a GAAP basis, the net loss for the fourth quarter of fiscal 2005 was $4.3 million, or $0.04 per share, compared to $9.5 million, or $0.09 per share in the prior quarter. Combined cash and marketable securities totaled $56.3 million at Sept. 30, 2005.
     As described below, the pro forma results, which are a supplement to financial results based on generally accepted accounting principles (GAAP), exclude amortization of intangible assets and special items. Mindspeed uses pro forma information to evaluate its operating performance and believes this presentation provides investors with additional insight into underlying operating results by excluding amortization of intangible assets and the effects of special items which include restructuring charges, asset impairments and other significant discrete items that may not be indicative of Mindspeed’s core operating results. Cash consumption is the net increase (decrease) in cash and cash equivalents excluding the sale of convertible senior notes, deferred financing costs and purchases and sales of marketable securities. These measures provide an operating perspective not immediately apparent from GAAP operating loss or net loss. In addition, Mindspeed has historically reported similar financial measures and believes that the inclusion of comparative numbers provides consistency in its financial reporting. These measures of earnings and cash flows are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. A reconciliation of the pro forma and GAAP results is included in the accompanying financial data.
Outlook
     “Looking ahead to our current first quarter of fiscal 2006, we believe that our voice-over-IP and high-performance analog businesses are both poised to drive our growth this quarter. In fact, our current backlog for these businesses is significantly higher than what it was at this point in the fourth quarter,” Halim said.

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	3

     Mindspeed expects first-quarter fiscal 2006 revenues to be up approximately 5-to-8 percent sequentially. The company expects overall gross margin to be approximately 69 percent and expects quarterly pro forma operating expenses to be approximately $26 million. As a result, Mindspeed expects its fiscal 2006 first quarter pro forma operating loss to be approximately $3 million, an improvement of 30 percent sequentially over the fourth quarter of fiscal 2005, and to reduce its cash consumption.
Fourth Quarter Fiscal 2005 Conference Call
     Mindspeed will conduct a conference call to discuss its fourth quarter fiscal 2005 results this afternoon, Monday, Oct. 24, at 2:00 p.m. PDT/5:00 p.m. EDT.
     To listen to the conference call via telephone, call 866-246-6203 (domestic) or 706-643-1612 (international); security code: Mindspeed. To listen via the Internet, please visit the investor relations section of Mindspeed’s web site at www.mindspeed.com under About Us/Investors. Replay of the conference will be available immediately after the conclusion of the call. The replay will be available on Mindspeed’s web site at www.mindspeed.com or by calling 800-642-1687 (domestic) or 706-645-9291 (international); pass code: 1178721.
About Mindspeed Technologies®
     Headquartered in Newport Beach, Calif., Mindspeed Technologies, Inc. designs, develops and sells semiconductor networking solutions for communications applications in enterprise, access, metropolitan and wide area networks.
     The company’s three key product families include high-performance analog transmission and switching solutions, multiservice access voice-over-IP processors designed to support voice and data services across wireline and wireless networks, and WAN communication products such as T/E carrier transmission devices and ATM/MPLS network processors.
     Mindspeed’s products are used in a wide variety of network infrastructure equipment including voice and media gateways, high-speed routers, switches, access multiplexers, cross-connect systems, add-drop multiplexers and digital loop carrier equipment.
     To learn more, visit us at www.mindspeed.com.
Safe Harbor Statement
     This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include the information under the heading “Outlook” and other information regarding the company’s expectations, goals or intentions, including, but not limited to, statements regarding operating and performance trends such as product demand by product family and region, order and conversion rates, and market conditions. These forward-looking statements are based on management’s current expectations, estimates, forecasts and projections about the company and are subject to risks and uncertainties that could cause actual results and events to differ materially from those stated in the forward-looking statements. These risks and uncertainties include, but are not limited to: market demand for the company’s new and existing products and its ability to increase revenues; the company’s ability to maintain operating expenses within anticipated levels; the company’s ability to reduce its cash consumption; availability and terms of capital needed for the company’s business; the company’s ability to attract and retain qualified personnel; successful development and introduction of new products; obtaining design wins and developing revenues from them; pricing pressures and other competitive factors; order and

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	4

shipment uncertainty; fluctuation in manufacturing yields; product defects; and intellectual property infringement claims by others and the ability to protect the company’s intellectual property. Risks and uncertainties that could cause the company’s actual results to differ from those set forth in any forward-looking statement are discussed in more detail under “Certain Business Risks”, “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the year ended September 30, 2004, as well as similar disclosures in the company’s subsequent SEC filings. Forward-looking statements contained in this press release are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	5
MINDSPEED TECHNOLOGIES, INC.
Pro Forma Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended				Year ended
	Sept. 30,	June 30,	Mar. 31,	Sept. 30,	September 30,
	2005	2005	2005	2004	2005	2004
Net revenues	$31,079	$27,738	$26,644	$26,579	$111,777	$119,435
Cost of goods sold (a)	9,199	8,207	8,316	8,967	33,704	35,149

Gross margin	21,880	19,531	18,328	17,612	78,073	84,286

Operating expenses:
Research and development	16,390	16,748	18,613	19,943	71,355	79,582
Selling, general and administrative	9,982	10,797	10,430	11,228	41,871	46,215

Total operating expenses	26,372	27,545	29,043	31,171	113,226	125,797

Pro forma operating loss	(4,492)	(8,014)	(10,715)	(13,559)	(35,153)	(41,511)

Other income (expense), net	(179)	(193)	(254)	53	(626)	320

Pro forma loss before income taxes	(4,671)	(8,207)	(10,969)	(13,506)	(35,779)	(41,191)

Provision for income taxes	(526)	561	(63)	(568)	370	721

Pro forma net loss	$(4,145)	$(8,768)	$(10,906)	$(12,938)	$(36,149)	$(41,912)

Pro forma net loss per share, basic and diluted	$(0.04)	$(0.09)	$(0.11)	$(0.13)	$(0.35)	$(0.43)

Weighted-average number of shares used in per share computation	103,183	102,698	102,075	100,242	102,190	98,140

Pro forma operating loss, pro forma net loss and pro forma net loss per share exclude the amortization of intangible assets and special items. A reconciliation of pro forma and GAAP results is presented in the following table.

(a)	Cost of goods sold includes the favorable effect of sales of certain inventories written down to a zero cost basis during fiscal 2001. The favorable effect of such sales, by quarter, was approximately $1.5 million (September 2005), $1.7 million (June 2005), $3.4 million (March 2005) and $2.7 million (September 2004). For the years ended September 30, 2005 and 2004, the favorable effect of such sales was $8.7 million and $9.0 million, respectively.

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	6
MINDSPEED TECHNOLOGIES, INC.
Reconciliation of Pro Forma Results to GAAP
(unaudited, in thousands, except per share amounts)

	Three months ended				Year ended
	Sept. 30,	June 30,	Mar. 31,	Sept. 30,	September 30,
	2005	2005	2005	2004	2005	2004
Reconciliation of Pro Forma Operating Loss to Operating Loss
Pro forma operating loss	$(4,492)	$(8,014)	$(10,715)	$(13,559)	$(35,153)	$(41,511)
Amortization of intangible assets and special items:
Amortization of intangible assets	—	824	6,981	12,602	20,481	50,318
Special charges (b)	143	(125)	508	—	5,999	387
Employee separation costs (c)	—	—	—	—	—	630

Operating loss	$(4,635)	$(8,713)	$(18,204)	$(26,161)	$(61,633)	$(92,846)

Reconciliation of Pro Forma Net Loss to Net Loss
Pro forma net loss	$(4,145)	$(8,768)	$(10,906)	$(12,938)	$(36,149)	$(41,912)
Amortization of intangible assets and special items:
Amortization of intangible assets	—	824	6,981	12,602	20,481	50,318
Special charges (b)	143	(125)	508	—	5,999	387
Employee separation costs (c)	—	—	—	—	—	630

Net loss	$(4,288)	$(9,467)	$(18,395)	$(25,540)	$(62,629)	$(93,247)

Reconciliation of Pro Forma Net Loss Per Share to Net Loss Per Share
Loss per share, basic and diluted:
Pro forma net loss	$(0.04)	$(0.09)	$(0.11)	$(0.13)	$(0.35)	$(0.43)
Amortization of intangible assets and special items	—	—	(0.07)	(0.12)	(0.26)	(0.52)

Net loss	$(0.04)	$(0.09)	$(0.18)	$(0.25)	$(0.61)	$(0.95)

Reconciliation of Cash Consumption to Net Decrease in Cash and Cash Equivalents
Cash consumption	$(7,917)	$(7,890)	$(6,727)	$(11,115)	$(30,929)	$(36,483)
Sale of convertible senior notes	—	—	—	—	43,930	—
Deferred financing costs	—	(18)	(95)	—	(433)	—
Net sales (purchases) of marketable securities	2,390	4,867	(44,875)	—	(40,871)	—

Net decrease in cash and cash equivalents	$(5,527)	$(3,041)	$(51,697)	$(11,115)	$(28,303)	$(36,483)

The company does not provide forward-looking GAAP numbers or a reconciliation of the forward-looking pro forma and GAAP numbers because of its inability to project special items and stock-based compensation expenses.

(b)	Special charges consist of asset impairments and restructuring charges.

(c)	Employee separation costs consist of severance benefits payable to certain former officers of the company as a result of organizational changes.

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	7
MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share amounts)

	Three months ended				Year ended
	Sept. 30,	June 30,	Mar. 31,	Sept. 30,	September 30,
	2005	2005	2005	2004	2005	2004
Net revenues	$31,079	$27,738	$26,644	$26,579	$111,777	$119,435
Cost of goods sold (d)	9,199	8,207	8,316	8,967	33,704	35,149

Gross margin	21,880	19,531	18,328	17,612	78,073	84,286

Operating expenses:
Research and development	16,390	16,748	18,613	19,943	71,355	79,582
Selling, general and administrative	9,982	10,797	10,430	11,228	41,871	46,845
Amortization of intangible assets	—	824	6,981	12,602	20,481	50,318
Special charges (e)	143	(125)	508	—	5,999	387

Total operating expenses	26,515	28,244	36,532	43,773	139,706	177,132

Operating loss	(4,635)	(8,713)	(18,204)	(26,161)	(61,633)	(92,846)

Other income (expense), net	(179)	(193)	(254)	53	(626)	320

Loss before income taxes	(4,814)	(8,906)	(18,458)	(26,108)	(62,259)	(92,526)

Provision for income taxes	(526)	561	(63)	(568)	370	721

Net loss	$(4,288)	$(9,467)	$(18,395)	$(25,540)	$(62,629)	$(93,247)

Net loss per share, basic and diluted	$(0.04)	$(0.09)	$(0.18)	$(0.25)	$(0.61)	$(0.95)

Weighted-average number of shares used in per share computation	103,183	102,698	102,075	100,242	102,190	98,140

(d)	Cost of goods sold includes the favorable effect of sales of certain inventories written down to a zero cost basis during fiscal 2001. The favorable effect of such sales, by quarter, was approximately $1.5 million (September 2005), $1.7 million (June 2005), $3.4 million (March 2005) and $2.7 million (September 2004). For the years ended September 30, 2005 and 2004, the favorable effect of such sales was $8.7 million and $9.0 million, respectively.

(e)	Special charges consist of asset impairments and restructuring charges.

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	8
MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	September 30,
	2005	2004
ASSETS
Current Assets
Cash and cash equivalents (f)	$15,335	$43,638
Marketable securities, current (f)	40,094	—
Receivables, net	16,356	19,618
Inventories	10,730	11,986
Other current assets	3,389	6,114

Total current assets	85,904	81,356

Property, plant and equipment, net	14,890	20,979
Intangible assets, net	—	20,385
Other assets (f)	4,710	3,580

Total assets	$105,504	$126,300

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$9,776	$13,112
Deferred revenue	3,452	3,471
Accrued compensation and benefits	6,722	9,282
Restructuring	3,442	2,823
Other current liabilities	3,180	3,586

Total current liabilities	26,572	32,274

Convertible senior notes	44,219	—
Other liabilities	887	3,099

Total liabilities	71,678	35,373

Stockholders’ equity	33,826	90,927

Total liabilities and stockholders’ equity	$105,504	$126,300

(f)	Combined cash and marketable securities consist of the following:

	September 30,
	2005	2004
Cash and cash equivalents	$15,335	$43,638
Marketable securities, current	40,094	—
Marketable securities, noncurrent, included in other assets	837	—

Combined cash and marketable securities	$56,266	$43,638

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	9
MINDSPEED TECHNOLOGIES, INC.
Consolidated Condensed Statements of Cash Flows
(unaudited, in thousands)

	Year ended
	September 30,
	2005	2004
Cash Flows From Operating Activities
Net loss	$(62,629)	$(93,247)
Adjustments required to reconcile net loss to net cash used in operating activities:
Depreciation	9,140	11,263
Amortization of intangible assets	20,481	50,318
Asset impairments	810	—
Inventory provisions	489	4,697
Other non-cash items, net	948	389
Changes in assets and liabilities:
Receivables	3,422	(7,848)
Inventories	767	(12,648)
Accounts payable	(3,336)	5,002
Deferred revenue	(19)	298
Accrued expenses and other current liabilities	(376)	(1,621)
Other	94	181

Net cash used in operating activities	(30,209)	(43,216)

Cash Flows From Investing Activities
Capital expenditures	(3,980)	(5,791)
Sale of assets	151	54
Net purchases of marketable securities	(40,871)	—

Net cash used in investing activities	(44,700)	(5,737)

Cash Flows From Financing Activities
Sale of convertible senior notes	43,930	—
Exercise of stock options and warrants	3,109	12,534
Deferred financing costs	(433)	(64)

Net cash provided by financing activities	46,606	12,470

Net decrease in cash and cash equivalents	(28,303)	(36,483)
Cash and cash equivalents at beginning of period	43,638	80,121

Cash and cash equivalents at end of period	$15,335	$43,638

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Mindspeed Reports Fiscal 2005 Fourth Quarter Results	10
MINDSPEED TECHNOLOGIES, INC.
Selected Corporate Data
(unaudited, in thousands)

	Three months ended				Year ended
	Sept. 30,	June 30,	Mar. 31,	Sept. 30,	September 30,
	2005	2005	2005	2004	2005	2004
Gross margin %	70%	70%	69%	66%	70%	71%

Cash provided by (used in):
Operating activities	$(7,365)	$(7,358)	$(5,663)	$(9,966)	$(30,209)	$(43,216)
Investing activities	1,644	4,110	(46,567)	(1,856)	(44,700)	(5,737)
Financing activities	194	207	533	707	46,606	12,470

Net decrease in cash	$(5,527)	$(3,041)	$(51,697)	$(11,115)	$(28,303)	$(36,483)

Depreciation (g)	$2,068	$2,118	$2,355	$2,658	$9,140	$11,263
Capital expenditures	748	769	1,701	1,856	3,980	5,791

Revenues by region:
Americas	$12,662	$8,314	$9,976	$11,960	$42,366	$48,201
Europe	5,010	3,399	3,005	3,415	14,880	17,696
Asia-Pacific	13,407	16,025	13,663	11,204	54,531	53,538

	$31,079	$27,738	$26,644	$26,579	$111,777	$119,435

Revenues by product line:
Multiservice access DSP products	$8,860	$8,974	$8,744	$4,971	$33,048	$26,524
High-performance analog products	7,059	6,854	6,916	5,445	27,087	24,636
WAN communications products	15,160	11,910	10,984	16,149	51,642	67,968
Other	—	—	—	14	—	307

	$31,079	$27,738	$26,644	$26,579	$111,777	$119,435

(g)	Does not include amortization of intangible assets.
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